SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 12, 2009 (December 30, 2008)

T3 Motion, Inc.
(Exact name of registrant as specified in Charter)

Delaware	333-150888	20-4987549
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)
2990 Airway Avenue, Suite A
Costa Mesa, California 92626
(Address of Principal Executive Offices)
(714) 619-3600
(Issuer Telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02 Unregistered Sales of Equity Securities.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6

Forward Looking Statements
     This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions as they relate to the Registrant or its management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions, and other factors relating to the Registrant’s industry, its operations, and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.
     Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.
Item 1.01 Entry into a Material Definitive Agreement.
     On December 30, 2008, T3 Motion, Inc., a Delaware corporation (the “Registrant”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with such purchasers named therein (“Purchasers”) pursuant to which the Registrant sold $2.2 million in debentures and warrants through a private placement.
     On December 30, 2008 (the “Issue Date”), pursuant to the Purchase Agreement, the Registrant issued to the Purchasers, 10% Secured Convertible Debentures (“Debentures”) in the form attached hereto as Exhibit 10.2, with an aggregate principal value of $2,200,000. The Debentures accrue interest on the unpaid principal balance at a rate equal to 10.0% per annum. The maturity date is December 30, 2009. Interest on the Debentures is payable in cash or, if certain conditions are satisfied, common stock, at the option of the Registrant, on the first day of each calendar quarter. In the event of default under the terms of the Debentures, the interest rate increases to 15% per annum. At any time after the 90th calendar day following the Issue Date, the Debentures are convertible into shares of common stock of the Registrant at a conversion price of $1.65 per share, subject to adjustment, including reduction to the lesser of the then effective conversion price and $1.54 per share in the event that the Registrant fails to consummate an equity financing of at least $6,000,000 in net cash proceeds by March 30, 2009. The transaction closed on December 30, 2008.
     The Purchase Agreement provides that from December 30, 2008 to the date that the Debentures are no longer outstanding, if the Registrant or its sole subsidiary, T3 Motion, Ltd., a company incorporated under the laws of the United Kingdom (the “Subsidiary”), issues common stock, common stock equivalents for cash consideration, indebtedness, or a combination of such securities in a subsequent financing (the “Subsequent Financing”), each Purchaser may elect, in their sole discretion, to exchange some or all of the Debentures then held by such Purchaser for any securities issued in a Subsequent Financing on a $1.00 for $1.00 basis (the “Exchange”); provided, however, that the securities issued in a Subsequent Financing will be irrevocably convertible, exercisable, exchangeable, or resettable (or any other similar feature) based on the price equal to the lesser of (i) the conversion price, exercise price, exchange price, or reset price (or such similar price) in such Subsequent Financing and (ii) $1.65 per share. The Purchasers are obligated to elect the Exchange if all of the following conditions are met: (i) the Subsequent Financing is consummated by March 31, 2009; (ii) the Subsequent Financing is in the form of convertible preferred stock of the Registrant, (iii) the Subsequent Financing is for gross proceeds of at least $6,000,000; and (iv) the Subsequent Financing includes at least 100% warrant coverage.
     The Purchase Agreement further provides that the exercise price of any Series B Common Stock Purchase Warrant and Series C Common Stock Purchase Warrant of the Registrant held by a Purchaser will be reduced to $1.65 per share.
     Also pursuant to the Purchase Agreement, the Purchasers also received Series D Common Stock Purchase Warrants (the “Warrants”) in the form attached hereto as Exhibit 10.3. Pursuant to the terms of Warrants, the Purchasers are entitled to purchase up to an aggregate 666,666 shares of common stock of the Registrant at an exercise price of $2.00 per share. The Warrants have a term of five years after the issue date of December 30, 2008.
     In connection with entering into the Purchase Agreement, the Subsidiary entered into a Subsidiary Guarantee (the “Guarantee”) for the benefit of the Purchasers dated December 30, 2008 in the form attached hereto as Exhibit 10.4. Pursuant to the Guarantee, the Subsidiary agreed to guarantee to the Purchasers the obligations due under the Debentures.

      The Registrant and the Subsidiary also entered into a Security Agreement (the “Security Agreement”) with the Purchasers dated December 30, 2008 in the form attached hereto as Exhibit 10.5. Pursuant to the Security Agreement, the Registrant and its Subsidiary granted to the Purchasers a security interest in certain of their property to secure the prompt payment, performance, and discharge in full of all of the Registrant’s obligations under the Debentures and the Subsidiary’s obligations under the Guarantee. The Registrant agreed that any future subsidiary of the Registrant would also enter into such Security Agreement and the Subsidiary Guarantee.
     In connection with the Purchase Agreement, the Registrant’s Chief Executive Officer and a major shareholder, Ki Nam, entered into a Lock-up Agreement (the “Lock-up Agreement”) in the form attached hereto as Exhibit 10.6 whereby he agreed not to transfer his shares of common stock of the Registrant until June 30, 2011; provided, however, that commencing on December 30, 2009, he may sell up to 1/12 of the shares of common stock of the Registrant in each calendar month through June 30, 2011.
     The foregoing description is only a summary and is qualified in its entirety by reference to the aforementioned transaction documents contained in Exhibits 10.1 through 10.6, each of which is incorporated herein by reference.
     The financing was completed through a private placement to accredited investors and is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
     The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.
     As set forth under Item 1.01 above, on December 30, 2008, the Registrant issued debentures that are convertible into approximately 1.3 million shares of common stock and warrants to purchase approximately 666,666 shares of common stock to certain investors. Each of these investors represented that they were “accredited” investors as defined under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”). The Registrant relied upon the exemption from registration as set forth in Section 4 (2) of the Securities Act for the issuance of these securities.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Securities Purchase Agreement, dated December 30, 2008

Exhibit No.	Exhibit Description

10.2	Form of 10% Secured Convertible Debenture

10.3	Form of Series D Common Stock Purchase Warrant

10.4	Subsidiary Guarantee, dated December 30, 2008

10.5	Security Agreement, dated December 30, 2008

10.6	Form of Lock-up Agreement, dated December 30, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

T3 Motion, Inc.
Dated: January 12, 2009	By:	/s/ Ki Nam
Ki Nam
Chief Executive Officer